UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

April 23, 2010
________________________________________________
Date of Report (Date of earliest event reported)

SIERRA RESOURCE GROUP, INC.
______________________________________________________
(Exact name of registrant as specified in its charter)

    NEVADA                                                                       000-25301                                                      88-0413922
 ____________________________                       ________________________        ___________________
     (State or other jurisdiction                                           (Commission File Number)                    (IRS Employer
           of incorporation)                                                                                                                                   Identification No.)

6586 Hypoluxo Rd., Suite 307
Lake Worth, Florida 33467
___________________________________________________
(Address of principal executive offices) (Zip Code)

(561) 639-1676
__________________________________________________
Registrant's telephone number, including area code

6767 Tropicana Avenue, Suite 207
Las Vegas, Nevada 89103
_____________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]           Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[   ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 23, 2010, Sierra Resource Group, Inc. (the “Company”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Medina Property Group LLC, a Florida limited liability company (the “Medina”).  Pursuant to the Asset Purchase Agreement, and upon the terms and subject to the conditions thereof, the Company agreed to purchase 80% of certain assets of Medina (the “Acquisition”) known as the Chloride Copper Project, a former copper producer comprised of a mineral deposit and some infrastructure located near Kingston, Arizona (the “Mine”).  The purchase price for the Acquisition consists of the issuance at the closing of the Acquisition of an aggregate of 12,750,000 shares of the Company’s common stock in the name of Medina (the “Shares Consideration”) and the payment, within 90 days following the closing of the Acquisition, of $125,000 to a third party designated by Medina in the Asset Purchase Agreement.

The completion of the Acquisition is subject to the satisfaction or waiver of a number of closing conditions set forth in the Asset Purchase Agreement, including among others, the delivery of a deed and bill of sale with respect to the Mine, the delivery of a stock certificate representing the Shares Consideration and the release of all liens and other encumbrances on the Mine.

The foregoing description of the Asset Purchase Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the copy of the Asset Purchase Agreement filed herewith as Exhibit 10.01 and incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.01   Asset Purchase Agreement, dated April 23, 2010, by and among Sierra Resource Group, Inc. and Medina Property Group LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                                                                                     SIERRA RESOURCE GROUP, INC.

Date:  April 29, 2010                            /s/ MICHAEL DOUGHERTY
                                  __________________________________________
                                  Michael Dougherty
                                  President